                                                                  Exhibit (r)(1)

                                POWER OF ATTORNEY
                        RIVESOURCE LIFE INSURANCE COMPANY

                Gumer C. Alvero                 Kevin E. Palmer
                Timothy V. Bechtold             Bridget M. Sperl
                Brian J. McGrane                David K. Stewart

Do hereby jointly and severally authorize Scott E. Creutzmann, Elisabeth A. Dahl, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Heather M. Somers, Tara W. Tilbury or Rodney J. Vessels to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 30th day of August, 2007.


/s/ Gumer C. Alvero                     /s/ Kevin E. Palmer
-------------------------------------   ----------------------------------
Gumer C. Alvero                         Kevin E. Palmer
Director and Executive Vice President   Director, Vice President and Chief
- Annuities                             Actuary


/s/ Timothy V. Bechtold                 /s/ Bridget M. Sperl
-------------------------------------   ----------------------------------
Timothy V. Bechtold                     Bridget M. Sperl
Director and President                  Executive Vice President - Client
                                        Services


/s/ Brian J. McGrane                    /s/ David K. Stewart
-------------------------------------   ----------------------------------
Brian J. McGrane                        David K. Stewart
Director, Executive Vice President      Vice President and Controller
and Chief Financial Officer

                       RIVERSOURCE LIFE INSURANCE COMPANY
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

--------------------------------------------------------------------------------
                                                             1933         1940
                                                            Act No.     Act No.
--------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                 811-07247
--------------------------------------------------------------------------------
Privileged Assets Select Annuity                          333-139768
--------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                   811-7195
--------------------------------------------------------------------------------
RiverSource Personal Portfolio Plus 2/RiverSource
   Personal Portfolio Plus/RiverSource
   Personal Portfolio                                     333-139757
--------------------------------------------------------------------------------
RiverSource Preferred Variable Annuity                    333-139758
--------------------------------------------------------------------------------
Evergreen Essential Variable Annuity                      333-139763
--------------------------------------------------------------------------------
Evergreen New Solutions Variable Annuity                  333-139763
--------------------------------------------------------------------------------
Evergreen New Solutions Select Variable Annuity           333-139759
--------------------------------------------------------------------------------
Evergreen Pathways Variable Annuity                       333-139759
--------------------------------------------------------------------------------
Evergreen Privilege Variable Annuity                      333-139759
--------------------------------------------------------------------------------
RiverSource AccessChoice Select Variable Annuity          333-139759
--------------------------------------------------------------------------------
RiverSource Endeavor Plus Variable Annuity                333-139759
--------------------------------------------------------------------------------
RiverSource Endeavor Select Variable Annuity              333-139763
--------------------------------------------------------------------------------
RiverSource FlexChoice Variable Annuity                   333-139759
--------------------------------------------------------------------------------
RiverSource FlexChoice Select Variable Annuity            333-139759
--------------------------------------------------------------------------------
RiverSource Galaxy Premier Variable Annuity               333-139761
--------------------------------------------------------------------------------
RiverSource Innovations Variable Annuity                  333-139763
--------------------------------------------------------------------------------
RiverSource Innovations Classic Variable Annuity          333-139763
--------------------------------------------------------------------------------
RiverSource Innovations Classic Select Variable Annuity   333-139763
--------------------------------------------------------------------------------
RiverSource Innovations Select Variable Annuity           333-139763
--------------------------------------------------------------------------------
RiverSource New Solutions Variable Annuity                333-139763
--------------------------------------------------------------------------------
RiverSource Pinnacle Variable Annuity                     333-139761
--------------------------------------------------------------------------------
RiverSource Platinum Variable Annuity                     333-139760
--------------------------------------------------------------------------------
RiverSource Signature Variable Annuity                    333-139762
--------------------------------------------------------------------------------
RiverSource Signature One Variable Annuity                333-139762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             1933         1940
                                                            Act No.     Act No.
--------------------------------------------------------------------------------
RiverSource Signature One Select Variable Annuity         333-139762
--------------------------------------------------------------------------------
RiverSource Signature Select Variable Annuity             333-139760
--------------------------------------------------------------------------------
Wells Fargo Advantage Variable Annuity                    333-139762
--------------------------------------------------------------------------------
Wells Fargo Advantage Builder Variable Annuity            333-139762
--------------------------------------------------------------------------------
Wells Fargo Advantage Builder Select Variable Annuity     333-139762
--------------------------------------------------------------------------------
Wells Fargo Advantage Choice Select Variable Annuity      333-139759
--------------------------------------------------------------------------------
Wells Fargo Advantage Choice Variable Annuity             333-139759
--------------------------------------------------------------------------------
Wells Fargo Advantage Select Variable Annuity             333-139763
--------------------------------------------------------------------------------

RIVERSOURCE ACCOUNT F                                                  811-2317
--------------------------------------------------------------------------------
RiverSource Variable Retirement & Combination
   Retirement Annuities                                      2-73114
--------------------------------------------------------------------------------
RiverSource Employee Benefit Annuity                        33-52518
--------------------------------------------------------------------------------
RiverSource Flexible Annuity                                 33-4173
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RiverSource Group Variable Annuity Contract                 33-47302
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ANNUITY FUND A                                     811-1653
--------------------------------------------------------------------------------
RiverSource Variable Annuity Fund A                          2-29081
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ANNUITY FUND B                                     811-1674
--------------------------------------------------------------------------------
RiverSource Variable Annuity Fund B - Individual             2-29358
--------------------------------------------------------------------------------
RiverSource Variable Annuity Fund B - Group                  2-47430
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE VARIABLE ACCOUNT 10
--------------------------------------------------------------------------------
RiverSource Flexible Portfolio Annuity                      33-62407
--------------------------------------------------------------------------------
RiverSource Retirement Advisor Variable Annuity            333-79311
--------------------------------------------------------------------------------
RiverSource Retirement Advisor Variable Annuity -
   Band 3                                                  333-79311
--------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Variable
   Annuity/RiverSource Retirement Advisor Select
   Plus Variable Annuity                                   333-79311
--------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Variable
   Annuity - Band 3                                        333-79311
--------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor Select Plus
   Variable Annuity                                        333-79311
--------------------------------------------------------------------------------
RiverSource Retirement Advisor 4 Advantage Plus
   Variable Annuity/RiverSource Retirement Advisor 4
   Select Plus Variable Annuity/RiverSource Retirement
   Advisor 4 Access Variable Annuity                       333-79311
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE ACCOUNT SBS                                                811-06315
--------------------------------------------------------------------------------
RiverSource Symphony Annuity                                33-40779
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE MVA ACCOUNT                                                      N/A
--------------------------------------------------------------------------------
Evergreen Essential Variable Annuity                      333-139776
--------------------------------------------------------------------------------
Evergreen New Solutions Variable Annuity                  333-139776
--------------------------------------------------------------------------------
Evergreen New Solutions Select Variable Annuity           333-139776
--------------------------------------------------------------------------------
Evergreen Pathways Variable Annuity                       333-139776
--------------------------------------------------------------------------------
Evergreen Privilege Variable Annuity                      333-139776
--------------------------------------------------------------------------------
RiverSource AccessChoice Select Variable Annuity          333-139776
--------------------------------------------------------------------------------
RiverSource Endeavor Plus Variable Annuity                333-139776
--------------------------------------------------------------------------------
RiverSource Endeavor Select Variable Annuity              333-139776
--------------------------------------------------------------------------------
RiverSource FlexChoice Variable Annuity                   333-139776
--------------------------------------------------------------------------------
RiverSource FlexChoice Select Variable Annuity            333-139776
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RiverSource Galaxy Premier Variable Annuity               333-139776
--------------------------------------------------------------------------------
RiverSource Innovations Variable Annuity                  333-139776
--------------------------------------------------------------------------------
RiverSource Innovations Classic Variable Annuity          333-139776
--------------------------------------------------------------------------------
RiverSource Innovations Classic Select Variable Annuity   333-139776
--------------------------------------------------------------------------------
RiverSource Innovations Select Variable Annuity           333-139776
--------------------------------------------------------------------------------
RiverSource New Solutions Variable Annuity                333-139776
--------------------------------------------------------------------------------
RiverSource Pinnacle Variable Annuity                     333-139776
--------------------------------------------------------------------------------
RiverSource Signature Variable Annuity                    333-139776
--------------------------------------------------------------------------------
RiverSource Signature One Variable Annuity                333-139776
--------------------------------------------------------------------------------
RiverSource Signature One Select Variable Annuity         333-139776
--------------------------------------------------------------------------------
RiverSource Signature Select Variable Annuity             333-139776
--------------------------------------------------------------------------------
Wells Fargo Advantage Variable Annuity                    333-139776
--------------------------------------------------------------------------------
Wells Fargo Advantage Builder Variable Annuity            333-139776
--------------------------------------------------------------------------------
Wells Fargo Advantage Builder Select Variable Annuity     333-139776
--------------------------------------------------------------------------------
Wells Fargo Advantage Choice Select Variable Annuity      333-139776
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE ACCOUNT MGA                                                      N/A
--------------------------------------------------------------------------------
RiverSource Guaranteed Term Annuity                       333-114888
--------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor Select Plus
   Variable Annuity                                       333-114888
--------------------------------------------------------------------------------
RiverSource Retirement Advisor 4 Advantage Plus
   Variable Annuity/RiverSource Retirement Advisor 4
   Select Plus Variable Annuity/RiverSource Retirement
   Advisor 4 Access Variable Annuity                      333-114888
--------------------------------------------------------------------------------
RiverSource Guaranteed Variable Annuity Contract            33-48701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                             811-4298
--------------------------------------------------------------------------------
RiverSource Single Premium Variable Life Insurance         333-83456
--------------------------------------------------------------------------------
RiverSource Variable Universal Life IV/RiverSource
   Variable Universal Life IV - Estate Series              333-69777
--------------------------------------------------------------------------------
RiverSource Variable Second-To-Die Life Insurance           33-62457
--------------------------------------------------------------------------------
RiverSource Variable Universal Life Insurance               33-11165
--------------------------------------------------------------------------------
RiverSource Variable Universal Life III                    333-69777
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RiverSource Succession Select Variable Life Insurance       33-62457
--------------------------------------------------------------------------------
RiverSource Single Premium Variable Life Insurance
   Policy                                                    2-97637
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE VARIABLE LIFE ACCOUNT                                      811-09515
--------------------------------------------------------------------------------
RiverSource Signature Variable Universal Life Insurance    333-84121
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                    811-4652
--------------------------------------------------------------------------------
RiverSource Single Premium Variable Life Insurance Policy    33-5210
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------